Note 5 - Gain on Sale of Assets	12 Months Ended
Mar. 31, 2018
Statement Line Items [Line Items]
Disclosure of gain on sale of assets [text block]
5.	Gain on sale of assets

The gain on sale of assets for the year-ended
March 31, 2018,
totaling
$1.3
million arose on the sale of the Amaroo solar project in Australia (
$1.1
million gain) and sale of disposal of property & equipment assets by the Aevitas business (
$0.2
million gain).

The proceeds on sale of the Amaroo solar project purchase price was
$2.0
million for plant and equipment assets with a net book value
$0.9
million. The proceeds of sale were applied to repay a related bank loan from ANZ Bank with an outstanding balance of principal and interest on the transaction date of
$1.0
million.

The Aevitas gain on sale of assets of
$0.2
million is comprised of numerous small sales of surplus vehicles as part of on-going fleet upgrade and renewal and sale of scrap materials.